Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

March 31, 2020

Shares or Principal Amounts		Value
Common Stocks – 97.0%
Aerospace & Defense – 3.3%
L3Harris Technologies Inc	138,540	$24,953,825
Capital Markets – 3.4%
Blackstone Group Inc	395,897	18,041,026
Charles Schwab Corp	211,641	7,115,370
		25,156,396
Chemicals – 1.8%
Sherwin-Williams Co	30,087	13,825,578
Construction Materials – 1.3%
Vulcan Materials Co	90,231	9,751,264
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	105,774	4,465,778
Entertainment – 5.2%
Netflix Inc*	67,543	25,362,396
Walt Disney Co	144,262	13,935,709
		39,298,105
Equity Real Estate Investment Trusts (REITs) – 3.1%
American Tower Corp	107,415	23,389,616
Health Care Equipment & Supplies – 8.7%
Boston Scientific Corp*	733,832	23,944,938
Danaher Corp	150,819	20,874,858
Edwards Lifesciences Corp*	30,708	5,792,143
Intuitive Surgical Inc*	29,755	14,734,974
		65,346,913
Household Products – 1.9%
Procter & Gamble Co	130,264	14,329,040
Information Technology Services – 6.6%
Mastercard Inc	164,641	39,770,680
PayPal Holdings Inc*	98,014	9,383,860
		49,154,540
Interactive Media & Services – 8.7%
Alphabet Inc - Class C*	31,544	36,679,679
Facebook Inc*	128,374	21,412,783
Match Group Inc*,#	104,099	6,874,698
		64,967,160
Internet & Direct Marketing Retail – 7.8%
Amazon.com Inc*	29,942	58,378,516
Machinery – 0.1%
Wabtec Corp	16,558	796,937
Pharmaceuticals – 5.2%
Elanco Animal Health Inc*	453,220	10,147,596
Merck & Co Inc	207,128	15,936,428
Zoetis Inc	107,998	12,710,285
		38,794,309
Professional Services – 1.8%
CoStar Group Inc*	22,776	13,374,295
Road & Rail – 0.6%
Uber Technologies Inc*	150,778	4,209,722
Semiconductor & Semiconductor Equipment – 7.8%
ASML Holding NV	61,576	16,110,745
Microchip Technology Inc	115,671	7,842,494
NVIDIA Corp	61,572	16,230,379
Texas Instruments Inc	184,191	18,406,207
		58,589,825
Software – 17.5%
Adobe Inc*	86,203	27,433,243
Avalara Inc*	107,913	8,050,310
Intuit Inc	22,774	5,238,020
Microsoft Corp	407,075	64,199,798
salesforce.com Inc*	180,138	25,936,269
		130,857,640
Specialty Retail – 2.8%
Home Depot Inc	111,915	20,895,650
Technology Hardware, Storage & Peripherals – 5.7%
Apple Inc	167,958	42,710,040
Textiles, Apparel & Luxury Goods – 3.1%
Lululemon Athletica Inc*	22,318	4,230,377
LVMH Moet Hennessy Louis Vuitton SE	20,820	7,726,164

Shares or Principal Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
NIKE Inc	139,888	$11,574,333
		23,530,874
Total Common Stocks (cost $510,242,811)		726,776,023
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $22,688,887)	22,686,475	22,691,012
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	4,208,240	4,208,240
Time Deposits – 0.1%
Royal Bank of Canada, 0.0100%, 4/1/20	$1,052,060	1,052,060
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,260,300)		5,260,300
Total Investments (total cost $538,191,998) – 100.7%		754,727,335
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(4,910,271)
Net Assets – 100%		$749,817,064

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$730,890,426	96.9%
Netherlands	16,110,745	2.1
France	7,726,164	1.0

Total	$754,727,335	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$80,920	$4,110	$2,348	$22,691,012
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	80,906∆	-	-	4,208,240
Total Affiliated Investments - 3.6%	$161,826	$4,110	$2,348	$26,899,252

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	17,377,343	94,601,826	(89,294,615)	22,691,012
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	-	10,390,896	(6,182,656)	4,208,240

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of March 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$15,804,710	$7,726,164	$-
All Other	703,245,149	-	-
Investment Companies	-	22,691,012	-
Investments Purchased with Cash Collateral from Securities Lending	-	5,260,300	-
Total Assets	$719,049,859	$35,677,476	$-

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.